MAY 7, 2019

SUPPLEMENT TO

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus. This Supplement supersedes the supplement dated March 6, 2019.

(1) Effective as of the close of business on April 30, 2019, the Hartford Schroders Global Strategic Bond Fund was liquidated pursuant to a plan of liquidation. Accordingly, all references to the Hartford Schroders Global Strategic Bond Fund and Global Strategic Bond Fund are deleted in their entirety from the above referenced Statutory Prospectus.

(2) Effective immediately, the sub-section entitled “Class SDR Shares” under the heading “Classes of Shares – Investor Requirements” in the above referenced Statutory Prospectus is deleted in its entirety and replaced with the following:

Class SDR Shares. SDR shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. SDR shares are also available for purchase by health savings plans and health savings accounts. SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders and its affiliates without minimum investment amounts. The minimum initial investment in a Fund for SDR shares is $5,000,000 and there is no minimum for additional purchases of SDR shares of a Fund. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across SDR shares of the Funds and other Hartford Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans or accounts held through plan level or omnibus accounts on the books of a Fund: 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans, health savings plans and health savings accounts. With respect to Class SDR shares, none of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary except for a legacy arrangement with an affiliate of SIMNA (Please see “Distribution Support Provided By SFA” for more information). In certain instances, the Investment Manager and/or its affiliates may make payments to financial intermediaries that are not based on assets or sales of any particular Fund or share class, or that are in connection with the maintenance of each Fund share class within the financial intermediary’s platform. For more information, please see the section entitled “Payments to Financial Intermediaries and Other Entities.”

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7476	May 2019